EXHIBIT 10.1

                      AGREEMENT AND PLAN OF SHARE EXCHANGE


                                  by and among


                     Teda Hotels Management Company Limited,
                      a British Virgin Islands Corporation,

                                       and

                            Teda Travel Incorporated,
                             a Florida corporation,
                    the Sole Stockholder of Teda BVI Limited

                                on the one hand;

                                       and

                                  Acola Corp.,
                             a Delaware corporation

                                       and

                    the Majority Stockholders of Acola Corp.,

                                on the other hand




                                 March 10, 2004

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                      AGREEMENT AND PLAN OF SHARE EXCHANGE

         This Agreement and Plan of Share Exchange, dated as of March 10, 2004 (this "Agreement"), is made and entered into by and among Teda Hotels Management Company Limited , a British Virgin Islands corporation ("Teda BVI"), and Teda Travel Incorporated, a Florida corporation which is the sole stockholder of Teda BVI (the "Teda Stockholder"), on the one hand, and Acola Corp., a Delaware corporation ("Acola"), James N. Baxter and Donald E. Baxter, individuals who own at least a majority of Acola's outstanding capital stock (the "Acola Stockholders"), on the other hand.

         WHEREAS, the respective Boards of Directors of Teda BVI, the Teda Stockholder and Acola have adopted resolutions approving and adopting the proposed share exchange (the "Exchange") upon the terms and conditions hereinafter set forth in this Agreement;

         WHEREAS, the Board of Directors of Acola and the holders of a majority of its Common Stock have adopted an amendment to its certificate of incorporation to effect a one-for-forty reverse stock split and to reclassify all of Acola's Class B shares of Common Stock as Class A share and to eliminate the Class B shares so that all Acola Common Stock will have equal rights, all effective March 8, 2004 (the "Acola Split").

         WHEREAS, the Exchange shall be 95% of all the issued and outstanding Acola common stock for the entire issued and outstanding Teda BVI common stock;

         WHEREAS, the Teda Stockholder holds 100 shares of Teda BVI's common stock (the "Teda BVI Shares"), which represent all of the issued and outstanding capital stock of Teda BVI, and the Teda Stockholder desires to participate in the Exchange;

         WHEREAS, the Acola Stockholders hold 31,489,198 shares of Acola common stock and 1,940,000 shares of Acola Class B common stock prior to the Acola Split, which shall become 835,730 shares of Acola common stock after the Acola Split (the "Acola Shares"), which represent a majority of the issued and outstanding capital stock of Acola, and the Acola Stockholders desire to participate in the Exchange;

         WHEREAS, Teda BVI will enter into this Agreement for the purpose of evidencing its consent to the consummation of the Exchange and for the purpose of making certain representations, warranties, covenants and agreements;

         WHEREAS, the Acola Stockholders will enter into this Agreement for the purpose of making certain representations, warranties, covenants, indemnifications and agreements;

         WHEREAS, it is intended that the terms and conditions of this Agreement comply in all respects with Section 368(a) of the Code and the regulations corresponding thereto, so that the Exchange shall qualify as a tax free reorganization under the Code;

         NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE 1
                                  THE EXCHANGE

         1.1 The Exchange. Upon the terms and subject to the conditions hereof, at the Closing (as hereinafter defined) the Teda Stockholder will sell, convey, assign, transfer and deliver to Acola one or more stock certificates representing the entire issued and outstanding capital of Teda BVI, and Acola will issue to the Teda Stockholder, in exchange for the Teda BVI Shares, one or more stock certificates representing an aggregate of 19,714,915 shares of Acola

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common stock (the "Acola Shares"), par value $.001 per share ("Acola Common
Stock").

         1.2 Closing. The closing of the Exchange (the "Closing") shall take place on or before March 15, 2004, or on such other date as may be mutually agreed upon by the parties. Such date is referred to herein as the "Closing Date."

                                    ARTICLE 2
                   REPRESENTATIONS AND WARRANTIES OF TEDA BVI

         Teda BVI hereby represents and warrants to Acola as follows:

         2.1 Organization. Teda BVI has been duly incorporated, is validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation, and has the requisite power to carry on its business as now conducted.

         2.2 Capitalization. The authorized capital stock of Teda BVI consists of 50,000 shares of common stock, U.S. $1 par value, of which 100 shares are issued and outstanding, and no shares of preferred stock. All of the issued and outstanding shares of capital stock of Teda BVI are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. There are no outstanding or authorized options, rights, warrants, calls, convertible securities, rights to subscribe, conversion rights or other agreements or commitments to which Teda BVI is a party or which are binding upon Teda BVI providing for the issuance or transfer by Teda BVI of additional shares of its capital stock and Teda BVI has not reserved any shares of its capital stock for issuance, nor are there any outstanding stock option rights, phantom equity or similar rights, contracts, arrangements or commitments which are binding upon Teda BVI. There are no voting trusts or any other agreements or understandings with respect to the voting of Teda BVI's capital stock.

         2.3 Certain Corporate Matters. Teda BVI is duly qualified to do business as a corporation and is in good standing in each jurisdiction in which the ownership of its properties, the employment of its personnel or the conduct of its business requires it to be so qualified, except where the failure to be so qualified would not have a material adverse effect on Teda BVI's financial condition, results of operations or business. Teda BVI has full corporate power and authority and all authorizations, licenses and permits necessary to carry on the business in which it is engaged and to own and use the properties owned and used by it.

         2.4 Authority Relative to this Agreement. Teda BVI has the requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement by Teda BVI and the consummation by Teda BVI of the transactions contemplated hereby have been duly authorized by the Teda Stockholder and the Board of Directors of Teda BVI and no other actions on the part of Teda BVI are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Teda BVI and constitutes a valid and binding agreement of Teda BVI, enforceable against Teda BVI in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

         2.5 Consents and Approvals; No Violations. Except for requirements of applicable law, no filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by Teda BVI of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by Teda BVI nor the consummation by Teda BVI of the transactions contemplated hereby, nor compliance


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by Teda BVI with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of the organizational documents of Teda BVI, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Teda BVI is a party or by which it or its properties or assets may be bound or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Teda BVI, or any of its properties or assets, except in the case of clauses (b) and (c) for violations, breaches or defaults which are not in the aggregate material to Teda BVI taken as a whole.

         2.6 Financial Statements. The audited consolidated balance sheets of Teda BVI as of December 31, 2002 and consolidated statements of operations and cash flows for the twelve months then ended (collectively, the "Teda BVI Financial Statements") together with the unqualified auditor's report by Jimmy Cheung & Co. are filed as Exhibit A to this Agreement.

         2.7 Absence of Material Changes. Since December 31,2002, there has not been any material adverse change in the condition (financial or otherwise) of the properties, assets, liabilities or business of Teda BVI, except changes in the ordinary course of business which, individually and in the aggregate, have not been materially adverse.

         2.8 Title to Assets. Teda BVI has good and marketable title to all of the assets and properties now carried on its books including those reflected in the most recent balance sheet contained in the Teda BVI Financial Statements, free and clear of all liens, claims, charges, security interests or other encumbrances, except as described in the Teda BVI Financial Statements or arising thereafter in the ordinary course of business (none of which will be material).

         2.9 Disclosure. The representations and warranties and statements of fact made by Teda BVI in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                             OF THE TEDA STOCKHOLDER

         The Teda Stockholder hereby represents and warrants to Acola and the Acola Stockholders as follows:

         3.1 Ownership of the Teda BVI Shares. The Teda Stockholder owns, beneficially and of record, good and marketable title to the Teda BVI Shares, free and clear of all security interests, liens, adverse claims, encumbrances, equities, proxies, options or stockholders' agreements. At the Closing, the Teda Stockholder will convey to Acola good and marketable title to the Teda BVI Shares, free and clear of any security interests, liens, adverse claims, encumbrances, equities, proxies, options, stockholders' agreements or restrictions.

         3.2 Authority Relative to this Agreement. The execution, delivery and performance of this Agreement by the Teda Stockholder and the consummation by the Teda Stockholder of the transactions contemplated hereby have been duly authorized by the Teda Stockholder, and no other actions on the part of the Teda Stockholder are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Teda Stockholder and constitutes a valid and binding agreement of the Teda Stockholder, enforceable against the Teda Stockholder in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

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         3.3 Consents and Approvals; No Violations. Except for requirements of applicable laws, no filing with, and no permit, authorization, consent or approval of, any public body or authority is necessary for the consummation by the Teda Stockholder of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by the Teda Stockholder nor the consummation by the Teda Stockholder of the transactions contemplated hereby, nor compliance by the Teda Stockholder with any of the provisions hereof, will
(a) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which the Teda Stockholder is a party or by which the Teda Stockholder or his property may be bound or (b) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Teda Stockholder, except in the case of clauses (a) and (b) for violations, breaches or defaults which are not in the aggregate material to the Teda Stockholder.

         3.6 Restricted Securities. The Teda Stockholder acknowledges that the Acola Shares will not be registered pursuant to the Securities Act of 1933, as amended (the "Securities Act") or any applicable state securities laws, that the Acola Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Acola Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this regard, the Teda Stockholder is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

         3.7 Accredited Investor. The Teda Stockholder is an "Accredited Investor" as that term is defined in rule 501 of Regulation D promulgated under the Securities Act. The Teda Stockholder is able to bear the economic risk of acquiring the Acola Shares pursuant to the terms of this Agreement, including a complete loss of the Teda Stockholder's investment in the Acola Shares.

         3.7 Legend. The Teda Stockholder acknowledges that the certificate(s) representing the Acola Shares shall each conspicuously set forth on the face or back thereof a legend in substantially the following form:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                                    ARTICLE 4
                        REPRESENTATIONS AND WARRANTIES OF
                         ACOLA AND THE ACOLA STOCKHOLDER

         Acola and the Acola Stockholders hereby represent and warrant, jointly and severally, to Teda BVI and the Teda Stockholder as follows:

         4.1 Organization. Acola is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and has the requisite corporate power to carry on its business as now conducted.

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

         4.2 Capitalization. Acola's authorized capital stock consists of 105,000,000 shares of capital stock, of which 100,000,000 shares are designated as Common Stock, of which 41,505,065 shares are issued and outstanding and of which 1,037,627 shares, after the Acola Split, will be issued and outstanding at the Closing and of which 5,000,000 shares are designated as Preferred Stock, of which no shares are and at the Closing will be issued. All issued and outstanding shares of Acola Common Stock are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. When issued, the Acola Shares will be duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights, there are no outstanding or authorized options, rights, warrants, calls, convertible securities, rights to subscribe, conversion rights or other agreements or commitments to which Acola is a party or which are binding upon Acola providing for the issuance by Acola or transfer by Acola of additional shares of Acola's capital stock and Acola has not reserved any shares of its capital stock for issuance, nor are there any outstanding stock option rights, phantom equity or similar rights, contracts, arrangements or commitments to issue capital stock of Acola. There are no voting trusts or any other agreements or understandings with respect to the voting of Acola's capital stock.

         4.3 Certain Corporate Matters. Acola is duly licensed or qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which the character of Acola's properties or nature of Acola's business requires it to be so licensed or qualified other than such jurisdictions in which the failure to be so licensed or qualified does not, or insofar as can reasonably be foreseen, in the future will not, have a material adverse effect on its financial condition, results of operations or business. Acola has full corporate power and authority and all authorizations, licenses and permits necessary to carry on the business in which it is engaged or in which it proposes presently to engage and to own and use the properties owned and used by it. Acola has delivered to Teda BVI true, accurate and complete copies of its certificate or articles of incorporation and bylaws, which reflect all restatements of and amendments made thereto at any time prior to the date of this Agreement. The records of meetings of the stockholders and Board of Directors of Acola are complete and correct in all material respects. The stock records of Acola and the stockholder lists of Acola that Acola has previously furnished to Teda BVI are complete and correct in all material respects and accurately reflect the record ownership and the beneficial ownership of all the outstanding shares of Acola's capital stock and any other outstanding securities issued by Acola. Acola is not in default under or in violation of any provision of its certificate or articles of incorporation or bylaws in any material respect. Acola is not in any material default or in violation of any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability by which it is bound or to which any of its assets is subject.

         4.4 Authority Relative to this Agreement. Acola has the requisite corporate power and authority to enter into this Agreement and carry out its obligations hereunder. The execution, delivery and performance of this Agreement by Acola and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Acola and no other actions on the part of Acola are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Acola and constitutes a valid and binding obligation of Acola, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

         4.5 Consents and Approvals; No Violations. Except for applicable requirements of federal securities laws and state securities or blue-sky laws, no filing with, and no permit, authorization, consent or approval of, any third party, public body or authority is necessary for the consummation by Acola of the transactions contemplated by this Agreement. Neither the execution and delivery of this Agreement by Acola nor the consummation by Acola of the transactions contemplated hereby, nor compliance by Acola with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of the charter or Bylaws of Acola, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which Acola is a party or by which it or any of its properties or assets may be bound or (c) violate any order, writ, injunction, decree, statute, rule or


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regulation applicable to Acola, or any of its properties or assets, except in the case of clauses (b) and (c) for violations, breaches or defaults which are not in the aggregate material to Acola taken as a whole.

         4.6 SEC Documents. Acola hereby makes reference to the following documents filed with the United States Securities and Exchange Commission (the "SEC"), as posted on the SEC's website, WWW.SEC.GOV: (collectively, the "SEC Documents"): (a) Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003, 2002, 2001 and 2000; (b) General Form For Registration of Securities Of Small Business Issuers on Form 10-SB12G as filed on September 3, 1999, and all amendments thereto; and (c) Quarterly Reports on Form 10-QSB for the periods ended December 31, 1999, 2000, 2001, 2002 and 2003 March 31, 2000, 2001, 2002
and 2003, and September 30, 2000, 2001, 2002 and 2003, and all amendments thereto. The SEC Documents constitute all of the documents and reports that Acola was required to file with the SEC pursuant to the Securities Exchange Act of 1934 ("Exchange Act") and the rules and regulations promulgated thereunder by the SEC since the effectiveness of Acola's Form 10-SB12G filed on September 3, 1999. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and none of the SEC Documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Acola included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles in the United States (except, in the case of unaudited statements, as permitted by the applicable form under the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of Acola as of the dates thereof and its statements of operations, stockholders' equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments which were and are not expected to have a material adverse effect on Acola, its business, financial condition or results of operations). Except as and to the extent set forth on the consolidated balance sheet of Acola as of June 30, 2003, including the notes thereto, Acola has no liability or obligation of any nature (whether accrued, absolute, contingent or otherwise and whether required to be reflected on a balance sheet or not), except for liabilities and obligations incurred in the ordinary course of business consistent with past practices since June 30, 2003 which in the aggregate could not reasonably be expected to have a material adverse effect on Acola, its business, financial condition or results of operations.

         4.7 Financial Statements.

                  (a) Included in the SEC Documents are the audited balance sheet of Acola as at June 30, 2003, and the related statements of income, stockholders' equity and cash flows for the two years then ended, together with the unqualified report thereon (except with respect to continuation as a going concern) of Harper & Pearson Company ("Harper"), independent auditor (collectively, "Acola's Audited Financials").

                  (b) Included in the SEC Documents are the unaudited balance sheets of Acola as at December 31, 2003, and the related statements of operations and cash flows for the six months ended December 31, 2003, as reviewed by Harper ("Acola's Interim Financials"). The unaudited balance sheet at December 31, 2003 included in Acola's Interim Financials is hereinafter referred to as the "Unaudited Balance Sheet" and December 31, 2003 is hereinafter referred to as the "Acola Balance Sheet Date".

                  (c) Acola's Audited Financials and Acola's Interim Financials (collectively "Acola's Financial Statements") are (i) in accordance with the books and records of Acola, (ii) correct and complete, (iii) fairly present the


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financial position and results of operations of Acola as of the dates indicated, and (iv) prepared in accordance with U.S. GAAP (except that (x) unaudited financial statements may not be in accordance with GAAP because of the absence of footnotes normally contained therein, and (y) interim (unaudited) financials are subject to normal year-end audit adjustments that in the aggregate will not have a material adverse effect on Acola, its business, financial condition or results of operations.

         4.8 Events Subsequent to Financial Statements. Since the Acola Balance Sheet Date, there has not been:

                  (a) Any sale, lease, transfer, license or assignment of any assets, tangible or intangible, of Acola;

                  (b) Any damage, destruction or property loss, whether or not covered by insurance, affecting adversely the properties or business of Acola;

                  (c) Any declaration or setting aside or payment of any dividend or distribution with respect to the shares of capital stock of Acola or any redemption, purchase or other acquisition of any such shares;

                  (d) Any subjection to any lien on any of the assets, tangible or intangible, of Acola;

                  (e) Any incurrence of indebtedness or liability or assumption of obligations by Acola;

                  (f) Any waiver or release by Acola of any right of any material value;

                  (g) Any compensation or benefits paid to officers or directors of Acola;

                  (h) Any change made or authorized in the Certificate of Incorporation or Bylaws of Acola, except for the Acola Split;

                  (i) Any loan to or other transaction with any officer, director or stockholder of Acola giving rise to any claim or right of Acola against any such person or of such person against Acola; or

                  (j) Any material adverse change in the condition (financial or otherwise) of the properties, assets, liabilities or business of Acola.

         4.9 Undisclosed Liabilities. Except as otherwise disclosed in Acola's Financial Statements, Acola has no material liability or obligation whatsoever, either direct or indirect, matured or unmatured, accrued, absolute, contingent or otherwise.

         4.10 Tax Matters.

                  (a) Acola has duly filed all material federal, state, local and foreign tax returns required to be filed by or with respect to it with the Internal Revenue Service or other applicable taxing authority, and no extensions with respect to such tax returns have been requested or granted;

                  (b) Acola has paid, or adequately reserved against in Acola's Financial Statements, all material taxes due, or claimed by any taxing authority to be due, from or with respect to it;

                  (c) To the best knowledge of Acola, there has been no material issue raised or material adjustment proposed (and none is pending) by the


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Internal Revenue Service or any other taxing authority in connection with any of
Acola's tax returns;

                  (d) No waiver or extension of any statute of limitations as to any material federal, state, local or foreign tax matter has been given by or requested from Acola; and

                  (e) Acola has not filed a consent under Section 341(f) of the Internal Revenue Code of 1986, as amended.

                  For the purposes of this Section 4.10, a tax is due (and must therefore either be paid or adequately reserved against in Acola's Financial Statements) only on the last date payment of such tax can be made without interest or penalties, whether such payment is due in respect of estimated taxes, withholding taxes, required tax credits or any other tax.

         4.11 Real Property. Acola does not own or lease any real property.

         4.12 Books and Records. The books and records of Acola delivered to the Teda Stockholder prior to the Closing fully and fairly reflect the transactions to which Acola is a party or by which it or its properties are bound.

         4.13 Questionable Payments. Neither Acola nor any employee, agent or representative of it has, directly or indirectly, made any bribes, kickbacks, illegal payments or illegal political contributions using Company funds or made any payments from Acola's funds to governmental officials for improper purposes or made any illegal payments from Acola's funds to obtain or retain business.

         4.14 Environmental Matters.

                  (a) Definitions. For the purpose of this Agreement, the following terms shall have the meaning herein specified:

                  (i) "Governmental Authority" shall mean the United States, each state, each county, each city and each other political subdivision in which Acola's business is located, and any court, political subdivision, agency or instrumentality with jurisdiction over Acola's business.

                  (ii) "Environmental Laws" shall mean (A) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C.A. 9601 et seq. ("CERCLA"), (B) the Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendment of 1984, 42 U.S.C.A. 6901 et seq. ("RCRA"), (C) the Clean Air Act, 42 U.S.C.A. 7401 et seq., (D) the Federal Water Pollution Control Act, as amended, 33 U.S.C.A. 1251 et seq., (E) the Toxic Substances Control Act, 15 U.S.C.A. 2601 et seq., (F) all applicable state laws, and (G) all other laws and ordinances relating to municipal waste, solid waste, air pollution, water pollution and/or the handling, discharge, disposal or recovery of on-site or off-site hazardous substances or materials, as each of the foregoing has been or may hereafter be amended from time to time.

                  (iii) "Hazardous Materials" shall mean, among others, (A) any "hazardous waste" as defined by RCRA, and regulations promulgated thereunder; (B) any "hazardous substance" as defined by CERCLA, and regulations promulgated thereunder; (C) any "toxic pollutant" as defined in the Federal Water


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

                  Pollution Prevention and Control Act, as amended, 33 U.S.C. 1251 et seq., (commonly known as "CWA" for "Clean Water Act"), and any regulations thereunder; (D) any "hazardous air pollutant" as defined in the Air Pollution Prevention and Control Act, as amended, 42 U.S.C. 7401 et seq. (commonly known as "CAA" for "Clean Air Act") and any regulations thereunder; (E) asbestos; (F) polychlorinated biphenyls; (G) any substance the presence of which at the Business Location (as hereinafter defined) is prohibited by any Environmental Laws; and (H) any other substance which is regulated by any Environmental Laws.

                  (iv) "Hazardous Materials Contamination" shall mean the presence of Hazardous Materials in the soil, groundwater, air or any other media regulated by the Environmental Laws on, under or around Acola's facilities at levels or concentration which trigger any requirement under the Environmental Laws to remove, remediate, mitigate, abate or otherwise reduce the level or concentration of the Hazardous Materials. The term "Hazardous Materials Contamination" does not include the presence of Hazardous Materials in process tanks, lines, storage or reactor vessels, delivery trucks or any other equipment or containers, which Hazardous Materials are used in the manufacture, processing, distribution, use, storage, sale, handling, transportation, recycling, reuse or disposal of the products that were manufactured and/or distributed by Acola.

                  (v) "Business Location" shall mean any real property, building, facility or structure owned, leased or occupied by Acola at any time from its inception until the present.

         (b) Representations and Warranties. Based on the foregoing, Acola and the Acola Stockholders, jointly and severally, represent and warrant that:

                  (i) To the best knowledge of Acola and the Acola Stockholders, after due investigation, there has been no material failure by Acola to comply with all applicable requirements of Environmental Laws relating to Acola, Acola's operations, and Acola's manufacture, processing, distribution, use, treatment, generation, recycling, reuses, sale, storage, handling, transportation or disposal of any Hazardous Material and Acola is not aware of any facts or circumstances which could materially impair such compliance with all applicable Environmental Laws.

                  (ii) Acola has not received notice from any Governmental Authority or any other person of any actual or alleged violation of any Environmental Laws, nor is any such notice anticipated.

                   (iii) To the best knowledge of Acola and the Acola
                  Stockholders, after due investigation, Environmental Laws do not require that any permits, licenses or similar authorizations to construct, occupy or operate any equipment or facilities used in the conduct of Acola's business.

                  (iv) No Hazardous Materials are now located at the Business Location, and, to the best knowledge of Acola, after due investigation, Acola has not ever caused or permitted any Hazardous Materials to be generated, placed, stored, held, handled, located or used at the Business Location, except those which may lawfully be used, transported, stored, held, handled, generated or placed at the Business Location in the conduct of Acola's business.

                  (v) Acola has not received any notices, whether from a Governmental Authority or some other third party, that Hazardous Material Contamination exists at the Business Location or at any other location utilized by Acola in the conduct of its business nor is Acola aware of any circumstances that would give rise to an allegation of such contamination.

                  (vi) To the best knowledge of Acola and the Acola Stockholders, after due investigation, no investigation, administrative order, consent order or agreement, litigation or settlement with respect to Hazardous Materials or Hazardous Materials Contamination is proposed, threatened, anticipated, pending or otherwise in existence with respect to the Business Location or with respect to any other site controlled or utilized by Acola in the operation of its business. To the best knowledge of Acola, after due investigation, the Business Location is not currently on, and has never been on, any federal or state "Superfund" or "Superlien" list.

         4.15 Intellectual Property. Except for the Acola trademark, Acola does not own or use any trademarks, trade names, service marks, patents, copyrights or any applications with respect thereto. Acola and the Acola Stockholders have no knowledge of any claim that, or inquiry as to whether, any product, activity or operation of Acola infringes upon or involves, or has resulted in the infringement of, any trademarks, trade-names, service marks, patents, copyrights or other proprietary rights of any other person, corporation or other entity; and no proceedings have been instituted, are pending or are threatened.

         4.16 Insurance. Acola has no insurance policies in effect.

         4.17 Contracts. Acola has no material contracts, leases, arrangements or commitments (whether oral or written). Acola is not a party to or bound by or affected by any contract, lease, arrangement or commitment (whether oral or written) relating to: (a) the employment of any person; (b) collective bargaining with, or any representation of any employees by, any labor union or association; (c) the acquisition of services, supplies, equipment or other personal property; (d) the purchase or sale of real property; (e) distribution, agency or construction; (f) lease of real or personal property as lessor or lessee or sublessor or sublessee; (g) lending or advancing of funds; (h) borrowing of funds or receipt of credit; (i) incurring any obligation or liability; or (j) the sale of personal property.

         4.18 Litigation. Except as disclosed in Acola's Interim Financials, Acola is not subject to any judgment or order of any court or quasijudicial or administrative agency of any jurisdiction, domestic or foreign, nor is there any charge, complaint, lawsuit or governmental investigation pending against Acola. Acola is not a plaintiff in any action, domestic or foreign, judicial or administrative. There are no existing actions, suits, proceedings against or investigations of Acola, and Acola knows of no basis for such actions, suits, proceedings or investigations. There are no unsatisfied judgments, orders, decrees or stipulations affecting Acola or to which Acola is a party.

         4.19 Employees. Acola does not have any employees. Acola does not owe any compensation of any kind, deferred or otherwise, to any current or previous employees. Acola has no written or oral employment agreements with any officer or director of Acola. Acola is not a party to or bound by any collective bargaining agreement. There are no loans or other obligations payable or owing by Acola to any stockholder, officer, director or employee of Acola, nor are there any loans or debts payable or owing by any of such persons to Acola or any guarantees by Acola of any loan or obligation of any nature to which any such person is a party.

         4.20 Employee Benefit Plans. Acola has no (a) non-qualified deferred or incentive compensation or retirement plans or arrangements, (b) qualified retirement plans or arrangements, (c) other employee compensation, severance or termination pay or welfare benefit plans, programs or arrangements or (d) any related trusts, insurance contracts or other funding arrangements maintained, established or contributed to by Acola.

         4.21 Legal Compliance. To the best knowledge of Acola, after due investigation, no claim has been filed against Acola alleging a violation of any applicable laws and regulations of foreign, federal, state and local governments and all agencies thereof. Acola holds all of the material permits, licenses, certificates or other authorizations of foreign, federal, state or local governmental agencies required for the conduct of its business as presently conducted.

         4.22 No Subsidiaries. Except as disclosed in Acola's Interim Financials, Acola does not own any capital stock or have any interest in any corporation, partnership, or other form of business organization.

         4.23 Broker's Fees. Except for its agreement with Keating Investments, LLC, previously disclosed to Teda BVI and the Teda Stockholder, neither Acola, nor anyone on its behalf has any liability to any broker, finder, investment banker or agent, or has agreed to pay any brokerage fees, finder's fees or commissions, or to reimburse any expenses of any broker, finder, investment banker or agent in connection with this Agreement.

         4.24 Internal Accounting Controls. Acola maintains a system of internal accounting controls sufficient, based upon Acola's operations and personnel to date, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Acola has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Acola and designed such disclosure controls and procedures to ensure that material information relating to Acola is made known to the certifying officers by others within those entities, particularly during the period in which the Acola's Form 10-KSB or 10-QSB, as the case may be, is being prepared. Acola's certifying officers have evaluated the effectiveness of Acola's controls and procedures as of end of the filing period prior to the filing date of the Form 10-QSB for the quarter ended December 31, 2003 (such date, the "Evaluation Date"). Acola presented in its most recently filed Form 10-KSB or Form 10-QSB the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in Acola's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

         4.25 Listing and Maintenance Requirements. Acola is currently quoted on the OTC Bulletin Board and Acola has not, in the 12 months preceding the date hereof, received any notice from the OTC Bulletin Board or the NASD or any trading market on which Acola's common stock is or has been listed or quoted to the effect that Acola is not in compliance with the quoting, listing or maintenance requirements of the OTCBB or such other trading market. Acola is, and has no reason to believe that it will not, in the foreseeable future continue to be, in compliance with all such quoting, listing and maintenance requirements.

         4.26 Application of Takeover Protections. Acola and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under Acola's certificate or articles of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to Teda BVI or the Teda Stockholders as a result of the Exchange or the exercise of any rights by Teda BVI or the Teda Stockholders pursuant to this Agreement.

         4.27 Disclosure. The representations and warranties and statements of fact made by Acola in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

                                    ARTICLE 5
                                 INDEMNIFICATION

         5.1 Acola Stockholders Indemnification. For a period of one year after the Closing, each of the Acola Stockholders (each an "Indemnifying Party" with respect to the Acola Stockholders Indemnification) jointly hereby agrees to indemnify Teda BVI, the Teda Stockholder and each of the officers, agents and directors of Teda BVI or the Teda Stockholder against any loss, liability, claim, damage or expense (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) (each an "Indemnified Party" with respect to the Acola Stockholders Indemnification) to which it or they may become subject arising out of or based on either (i) any breach of or inaccuracy in any of the representations and warranties or covenants or conditions made by Acola and/or the Acola Stockholders herein in this Agreement; or (ii) any and all liabilities arising out of or in connection with: (A) any of the assets of Acola prior to the Closing; or (B) the operations of Acola prior to the Closing (the "Acola Stockholders Indemnification"). In order to secure the payment of the Acola Stockholders Indemnification, 66% of the shares of Acola Common Stock of each of the Acola Stockholders held by the Acola Stockholders after the closing (approximately 526,832 shares, or 2.5% of the outstanding) at the Closing shall be deposited and held by an escrow agent (as defined in the Escrow Agreement) and released only in accordance with the terms of that certain Escrow Agreement dated of even date hereof by and among Teda BVI, the Teda Stockholder, Acola and the Acola Stockholders (the "Escrow Agreement").

         5.2 Teda BVI and Teda Stockholder Indemnification. For a period of one year after the Closing, each of Teda BVI and the Teda Stockholder (each an "Indemnifying Party" with respect to the Teda Indemnification) jointly hereby agrees to indemnify Acola and each of the officers, agents and directors of Acola against any loss, liability, claim, damage or expense (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) (each an "Indemnified Party" with respect to the Teda Indemnification) to which it or they may become subject arising out of or based on either (i) any breach of or inaccuracy in any of the representations and warranties or covenants or conditions made by Teda BVI and/or the Teda Stockholder herein in this Agreement; or (ii) any and all liabilities arising out of or in connection with: (A) any of the assets of Teda BVI or the Teda Stockholder prior to the Closing; or (B) the operations of Teda BVI or the Teda Stockholder prior to the Closing (the "Teda Indemnification").

         5.3 Indemnification Procedures. If any action shall be brought against any Indemnified Party in respect of which indemnity may be sought pursuant to this Agreement, such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall have the right to assume the defense thereof with counsel of its own choosing. Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party except to the extent that the employment thereof has been specifically authorized by the Indemnifying Party in writing, the Indemnifying Party has failed after a reasonable period of time to assume such defense and to employ counsel or in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Indemnifying Party and the position of such Indemnified Party. The Indemnifying Party will not be liable to any Indemnified Party under this Article 5 for any settlement by an Indemnified Party effected without the Indemnifying Party's prior written consent, which shall not be unreasonably withheld or delayed; or to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Indemnified Party's indemnification pursuant to this Article 5.

                                    ARTICLE 6
                     COVENANTS AND AGREEMENTS OF THE PARTIES
                           EFFECTIVE PRIOR TO CLOSING

         6.1 Corporate Examinations and Investigations. Prior to the Closing, each party shall be entitled, through its employees and representatives, to make such investigations and examinations of the books, records and financial condition of Teda BVI (and its consolidated parent and subsidiaries) and Acola as each party may request. In order that each party may have the full opportunity to do so, Teda BVI and Acola, the Teda Stockholder and the Acola Stockholders shall furnish each party and its representatives during such period with all such information concerning the affairs of Teda BVI or Acola as each party or its representatives may reasonably request and cause Teda BVI or Acola and their respective officers, employees, consultants, agents, accountants and attorneys to cooperate fully with each party's representatives in connection with such review and examination and to make full disclosure of all information and documents requested by each party and/or its representatives. Any such investigations and examinations shall be conducted at reasonable times and under reasonable circumstances, it being agreed that any examination of original documents will be at each party's premises, with copies thereof to be provided to each party and/or its representatives upon request.

         6.2 Cooperation; Consents. Prior to the Closing, each party shall cooperate with the other parties to the end that the parties shall (i) in a timely manner make all necessary filings with, and conduct negotiations with, all authorities and other persons the consent or approval of which, or the license or permit from which is required for the consummation of the Exchange and (ii) provide to each other party such information as the other party may reasonably request in order to enable it to prepare such filings and to conduct such negotiations.

         6.3 Conduct of Business. Subject to the provisions hereof, from the date hereof through the Closing, each party hereto shall (i) conduct its business in the ordinary course and in such a manner so that the representations and warranties contained herein shall continue to be true and correct in all material respects as of the Closing as if made at and as of the Closing and (ii) not enter into any material transactions or incur any material liability not required or specifically contemplated hereby, without first obtaining the written consent of Teda BVI and the Teda Stockholder on the one hand and Acola and the Acola Stockholders on the other hand. Without the prior written consent of Teda BVI, the Stockholder, Acola or the Acola Stockholders, except as required or specifically contemplated hereby, each party shall not undertake or fail to undertake any action if such action or failure would render any of said warranties and representations untrue in any material respect as of the Closing.

         6.4 Litigation. From the date hereof through the Closing, each party hereto shall promptly notify the representative of the other parties of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against such party or any of its affiliates or any officer, director, employee, consultant, agent or shareholder thereof, in their capacities as such, which, if decided adversely, could reasonably be expected to have a material adverse effect upon the condition (financial or otherwise), assets, liabilities, business, operations or prospects of such party or any of its subsidiaries.

         6.5 Notice of Default. From the date hereof through the Closing, each party hereto shall give to the representative of the other parties prompt written notice of the occurrence or existence of any event, condition or circumstance occurring which would constitute a violation or breach of this Agreement by such party or which would render inaccurate in any material respect any of such party's representations or warranties herein.

                                    ARTICLE 7
                              CONDITIONS TO CLOSING

         7.1 Conditions to Obligations of Teda BVI and the Teda Stockholder. The obligations of Teda BVI and the Teda Stockholder under this Agreement shall be subject to each of the following conditions:

                  (a) Closing Deliveries. At the Closing, Acola and/or the Acola Stockholders shall have delivered or caused to be delivered to Teda BVI and the Teda Stockholder the following:

                           (i) resolutions duly adopted by the Board of
                  Directors of Acola authorizing and approving the Exchange and the execution, delivery and performance of this Agreement;

                           (ii) a certificate of good standing for Acola from
                  the Secretary of State of the State of Delaware, dated not earlier than five days prior to the Closing Date;

                           (iii) subject to compliance with Section 14(f) of the
                  Exchange Act and Rule 14f-1 thereunder, written resignations of all officers and directors of Acola in office immediately prior to the Closing, and board resolutions electing the following individuals to the positions with Acola listed opposite their names below:

                           Zhi-ying CHANG            Chairwoman of the Board
                           Godfrey Chin-tong HUI     Director and CEO
                           Hon-Ming WONG             Director and
                                                     Chief Financial Office

                           (iv) certificate representing the Acola Shares
                  bearing the name of the Teda Stockholder or as otherwise instructed by the counsel of Teda Stockholder;

                           (v) certificates representing 380,950 shares of Acola
                  common stock bearing the name of Donald E. Baxter and 145,882 shares of Acola common stock bearing the name of James N. Baxter to be held in escrow pursuant to Section 5.1 hereof;

                           (vi) proof satisfactory to Teda Stockholer's counsel
                  that an appropriate legend was attached to certificates representing 798,230 shares with respect to the Lock Up set forth in Section 8.1 hereof;

                           (vii) this Agreement and the Escrow Agreement duly
                  executed by Acola and the Acola Stockholders;

                           (viii) that certain Lock Up Agreement dated of even
                  date hereof (the "Lock Up Agreement") duly executed by all the parties to such Lock Up Agreement;

                           (ix) the Amended and Restated Charter documents of
                  Acola; and

                           (x) such other documents as Teda BVI and/or the Teda
                  Stockholder may reasonably request in connection with the transactions contemplated hereby.

                  (b) Representations and Warranties to be True. The representations and warranties of Acola and the Acola Stockholders herein contained shall be true in all material respects at the Closing with the same effect as though made at such time. Acola and the Acola Stockholders shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing.

                  (c) Assets and Liabilities and Current on SEC Filings. At the Closing, Acola shall have no material assets or liabilities, contingent or otherwise, will be current on all SEC filings and tax obligations and will have had no material changes to its business or financial condition.

         7.2 Conditions to Obligations of Acola and the Acola Stockholders. The obligations of Acola and the Acola Stockholders under this Agreement shall be subject to each of the following conditions:

                  (a) Closing Deliveries. On the Closing Date, Teda BVI and/or the Teda Stockholder shall have delivered to Acola the following:

                           (i) one or more certificates representing the Teda
                  BVI Shares to be delivered pursuant to this Agreement duly endorsed or accompanied by duly executed stock power;

                           (ii) this Agreement and the Escrow Agreement duly
                  executed by Teda and the Teda Stockholder;

                           (iii) the Lock Up Agreement duly executed by all the
                  parties to such Lock Up Agreement; and

                           (iv) such other documents as Acola may reasonably
                  request in connection with the transactions contemplated hereby.

                  (b) Representations and Warranties to be True. The representations and warranties of Teda BVI and the Teda Stockholder herein contained shall be true in all material respects at the Closing with the same effect as though made at such time. Teda BVI and the Teda Stockholder shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing.

                                    ARTICLE 8
                         OTHER COVENANTS AND AGREEMENTS

         8.1 Lock Up Agreement.

                  (a) Lock Up. Following the Closing, and subject to the escrow set forth in Section 5.1, in no event shall the Acola Stockholders, acting as a group, Transfer: (i) any shares of unrestricted Acola common stock within 180 days after the Closing; (ii) more than 33.33% of the shares owned by them at the Closing during the period commencing on the 181st day after the Closing Date and ending on the 365th day after the Closing Date; (iii) more than 66.66% of such shares during the period commencing on the 366th day after the Closing Date and ending on the 545th day after the Closing. The number of shares subject to this
Section 8.1 shall be adjusted accordingly in the event a reverse stock split or other recapitalization is effected during a period covered hereby (the "Lock Up"). Notwithstanding the foregoing Lock Up provisions, if after the Closing,
(i) Acola's common stock trades at any time with a volume of over $100,000 worth of shares on any given day (calculated based on the closing price of such day); or (ii) Acola's common stock is traded, on any given day, at a closing price of at least $3.00/share (adjusted for any reverse stock split or other recapitalization of Acola's common stock), the Acola Stockholders may request Acola to release, at Acola's sole discretion, the Acola Stockholders from the Lock Up. For purposes of this Section 8.1, "Transfer" shall mean transfer, sell, assign, pledge, hypothecate, give, create a security interest in or lien on, place in trust (voting trust or otherwise), or in any other way encumber or dispose of, directly or indirectly and whether or not voluntarily.

                  (b) Injunctive Relief. The Parties agree that a breach of this
Section 8.1 may cause Acola irreparable harm for which monetary damages are not adequate. In addition to all other available legal remedies, Acola shall have the right to injunctive relief to enforce this Agreement.

                  (c) Legends. In addition to any other legends required to be placed on each outstanding certificate representing the shares subject to the lock up provision of Section 8.1(a) hereof, at the Closing, the Acola Stockholders, shall deliver to Acola's stock transfer agent one or more stock certificates collectively representing 798,230 shares of Acola common stock with instructions to place the following legend on such certificate(s):

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN LOCKUP TERMS AND CONDITIONS SET FORTH IN A SHARE EXCHANGE AGREEMENT, DATED AS OF MARCH 10, 2004, COPIES OF WHICH MAY BE OBTAINED FROM THE ISSUER OR FROM THE HOLDER OF THIS SECURITY. NO TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT."

                  (d) Termination of Restrictive Legends. Whenever the restrictions set forth in Section 8.1(a) shall cease and terminate as to any shares of Acola common stock held by the Acola Stockholders, the Acola Stockholder holding such shares shall be entitled to receive from Acola, in exchange for such legended certificates, without expense, new certificates for a like number of shares not bearing the legend set forth in Section 8.1(c).

                  (e) Copy of Agreement. A copy of this Agreement shall be filed with the corporate secretary of Acola and shall be kept with the records of Acola and shall be made available for inspection by any shareholders of Acola.

                  (f) Recordation. Acola shall not record upon its books any Transfer to any person except transfers in accordance with this Agreement.

                  (g) Specific Performance. The Acola Stockholders acknowledge that there would be no adequate remedy at law if any of the Acola Stockholders fails to perform any of its obligations hereunder, and accordingly agree that Acola, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any of the Acola Stockholders under this Agreement in accordance with the terms and conditions of this Agreement. Any remedy under this Section 8.1 is subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

                  (h) Recapitalizations and Exchanges Affecting Shares. The provisions of this Section 8.1 shall apply, to the full extent set forth herein with respect to the shares of Acola common stock subject to Section 8.1(a), to any and all shares of capital stock or equity securities of Acola which may be issued by reason of any stock dividend, stock split, reverse stock split, combination, recapitalization, reclassification or otherwise.

         8.2 Anti-Dilution. From the date of the Closing until 18 months after the Closing, Acola shall not, without the prior written consent from one of the Acola Stockholders, issue an amount of shares of Acola's common stock in excess of 10% of the issued and outstanding common stock of Acola as of the date of the Closing to any person; provided, however, this provision shall not apply to the following issuances: (i) common stock issued in connection with a public or private offering of Acola's common stock for the purpose of raising capital;
(ii) common stock issued in connection with a merger or acquisition consistent with its plan of operations; or (iii) common stock issued in connection with any recapitalization of Acola's common stock.

         8.3 Legend Removal. Acola stockholders shall be entitled to receive from Acola, in exchange for legended certificates, new certificates for a like number of shares not bearing certain applicable legends if such shares of Acola are eligible for sale under Rule 144(k) and the removal of such applicable legends is in compliance with the Securities Exchange Act of 1934, as amended and applicable state securities laws.

                                    ARTICLE 9
                               GENERAL PROVISIONS

         9.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by overnight courier or mailed by registered or certified mail (postage prepaid and return receipt requested) to the party to whom the same is so delivered, sent or mailed at addresses set forth on the signature page hereof (or at such other address for a party as shall be specified by like notice).

         9.2 Termination. This Share Exchange Agreement may be terminated and the Transaction abandoned at any time before Closing:

                  (a) by the joint written consent of Acola Stockholders and Teda Stockholders;

                  (b) by Teda Stockholders, if there has been a material misrepresentation in this Share Exchange Agreement by Acola, or a material breach by Acola of any of its warranties or covenants set forth herein, or a failure of any condition to which the obligations of Teda Stockholders hereunder are subject to;
                  (c) by Acola Stockholders, if there has been a material misrepresentation in this Share Exchange Agreement by Teda BVI, or a material breach by Teda BVI of any of its warranties or covenants set forth herein, or a failure of any condition to which the obligations of Acola hereunder are subject to; and

                  (d) by Teda Stockholders, if the Board of Directors of Acola
         (i) fails to make or withdraws or modifies its recommendation to the shareholders of Acola to vote in favor of the Share Exchange and the offer transactions contemplated hereby, or (ii) recommends to Acola's shareholders approval or acceptance of a Competing Transaction.

         9.3 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to Sections and Articles refer to sections and articles of this Agreement unless otherwise stated.

         9.4 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall negotiate in good faith to modify this Agreement to preserve each party's anticipated benefits under this Agreement.

         9.5 Miscellaneous. This Agreement (together with all other documents and instruments referred to herein): (a) constitutes the entire agreement and


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

supersedes all other prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof; (b) except as expressly set forth herein, is not intended to confer upon any other person any rights or remedies hereunder and (c) shall not be assigned by operation of law or otherwise, except as may be mutually agreed upon by the parties hereto.

         9.6 Separate Counsel. Each party hereby expressly acknowledges that it has been advised to seek its own separate legal counsel for advice with respect to this Agreement, and that no counsel to any party hereto has acted or is acting as counsel to any other party hereto in connection with this Agreement.

         9.7 Governing Law; Venue. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, U.S.A. Any and all actions brought under this Agreement shall be brought in the state and/or federal courts of the United States sitting in the City of Los Angeles, California and each party hereby waives any right to object to the convenience of such venue.

         9.8 Counterparts and Facsimile Signatures. This Agreement may be executed in two or more counterparts, which together shall constitute a single agreement. This Agreement and any documents relating to it may be executed and transmitted to any other party by facsimile, which facsimile shall be deemed to be, and utilized in all respects as, an original, wet-inked document.

         9.9 Amendment. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by all parties hereto.

         9.10 Parties In Interest: No Third Party Beneficiaries. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto. This Agreement shall not be deemed to confer upon any person not a party hereto any rights or remedies hereunder.

         9.11 Waiver. No waiver by any party of any default or breach by another party of any representation, warranty, covenant or condition contained in this Agreement shall be deemed to be a waiver of any subsequent default or breach by such party of the same or any other representation, warranty, covenant or condition. No act, delay, omission or course of dealing on the part of any party in exercising any right, power or remedy under this Agreement or at law or in equity shall operate as a waiver thereof or otherwise prejudice any of such party's rights, powers and remedies. All remedies, whether at law or in equity, shall be cumulative and the election of any one or more shall not constitute a waiver of the right to pursue other available remedies.

         9.12 Expenses. At or prior to the Closing, the parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel and financial advisers.

                               [SIGNATURES FOLLOW]

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

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TEDA BVI:                                       ACOLA:


Teda Hotels Management Company Limited,         Acola Corp.,
a British Virgin Islands corporation            a Delaware corporation


By: /s/ Godfrey Hui Chin Tong                   By: /s/ James N. Baxter
   --------------------------------                 -----------------------
Name:     Godfrey Hui Chin Tong                 Name:     James N. Baxter
Title:    Director                              Title:    President
Address:  Chinachem Century Tower               Address:  5503 Blossom Street
          Suite 2102                                      Houston, Texas 77007
          178 Gloucester Road
          Wanchai, Hong Kong
          China

TEDA STOCKHOLDER:                               ACOLA STOCKHOLDERS:


Teda Travel Incorporated,                       /s/ James N. Baxter
a Florida corporation                           ---------------------------
                                                James N. Baxter
By: /s/ Godfrey Hui Chin Tong
    -------------------------------
Name:     Godfrey Hui Chin Tong
Title:    Chief Executive Officer
Address:  Chinachem Century Tower
          Suite 2102                            /s/ Donald E. Baxter
          178 Gloucester Road                   ---------------------------
          Wanchai, Hong Kong                    Donald E. Baxter
          China

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